SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 28, 2006

SUREWEST COMMUNICATIONS

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-556	68-0365195

(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678

(Address of Principal Executive Offices)	(Zip Code)

(916) 772-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5  –  Corporate Governance and Management

Item 5.02(c)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                    Brian H. Strom, who retired as President and Chief Executive Officer of SureWest Communications (the “Company”) on December 31, 2005, will retire from the Board of Directors of the Company at the conclusion of the Annual Meeting of Shareholders on May 9, 2006.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

Date: March 28, 2006	By:	/s/ Philip A. Grybas

Senior Vice President and
Chief Financial Officer